UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

        CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF THE SECURITIES
                              EXCHANGE ACT OF 1934
        Date of Report (Date of earliest event reported): March 10, 2005


                        Commission File Number 001-31921


                      Compass Minerals International, Inc.
             (Exact name of registrant as specified in its charter)

                     Delaware                              36-3972986
 (State or other jurisdiction of incorporation or       (I.R.S. Employer
                  organization)                      Identification Number)


                               8300 College Blvd.
                             Overland Park, KS 66210
                                 (913) 344-9200
          (Address of principal executive offices and telephone number)


                                       N/A
          (Former name or former address, if changed since last report)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240-13e-4(c))

Item 1.01 Entry into a Material Definitive Agreement

2005 Base Salaries of Named Executive Officers

     On March 15, 2005, the Company's Compensation Committee approved 2005 base salaries, effective April 1, 2005, for the Company's named executive officers. The new base salaries (and prior year base salaries) are as follows: Michael E. Ducey $448,000 (2004: $400,000); Keith E. Clark $233,172 (2004: $220,779); David
J. Goadby $232,449 (2004: $217,634); Rodney L. Underdown $213,600 (2004:
$195,171); and Steven P. Wolf $291,847 (2004: $291,847).

2004 Bonus Awards for Named Executive Officers

     On March 10 and March 15, 2005, the Company's Compensation Committee approved bonus awards pursuant to the Company's 2004 management incentive plan for the Company's named executive officers as follows: Michael Ducey $818,553; Keith Clark $162,195; David Goadby $146,943; Rodney Underdown $116,838; and Steven Wolf $291,420.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                COMPASS MINERALS INTERNATIONAL, INC.

Date:  March 16, 2005           /s/ Rodney L. Underdown
                                ------------------------------
                                Rodney L. Underdown
                                Chief Financial Officer